UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2010

XOMA LTD.
(Exact name of registrant as specified in its charter)

BERMUDA
(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(510) 204-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 23, 2010, XOMA Ltd. (“we” or “us”) entered into what is sometimes referred to as an equity line of credit arrangement with Azimuth Opportunity Ltd.  (“Azimuth”).  A copy of the press release issued by us on July 23, 2010 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.  In connection with this transaction, we entered into a Common Share Purchase Agreement with Azimuth (the “2010 Purchase Agreement”), pursuant to which, and upon the terms and subject to the conditions set forth therein, Azimuth has committed to purchase up to $30,000,000 of our common shares, or the number of shares which is one less than twenty percent (20%) of the issued and outstanding common shares as of July 23, 2010 less the number of common shares we agreed to issue to Azimuth upon execution of the 2010 Purchase Agreement (as described below), whichever occurs first, over the 12-month term of the 2010 Purchase Agreement.  From time to time ending on August 1, 2011 and at our sole discretion, we may present Azimuth with draw down notices to purchase our common shares over 10 consecutive trading days or such other period mutually agreed upon by us and Azimuth.  Each draw down is subject to limitations based on the price of our common shares and a limit of 2.5% of our market capitalization at the time of such draw down (which limits may be modified or waived by mutual agreement of the parties).  We are able to present Azimuth with up to 18 draw down notices during the term of the 2010 Purchase Agreement, with a minimum of five trading days required between each draw down period.  Only one draw down is allowed in each draw down pricing period, unless otherwise mutually agreed upon by us and Azimuth.

Once presented with a draw down notice, Azimuth is required to purchase a pro-rata portion of the shares allocated to each trading day during the trading period on which the daily volume weighted average price for our common shares exceeds a threshold price for such draw down determined by us.  The payment for shares in respect of each draw down notice shall be settled on the second trading day following the last trading day of each draw down period, or on such earlier date as we and Azimuth may mutually agree.  The per share purchase price for these shares equals the daily volume weighted average price of our common shares on each date during the draw down period on which shares are purchased, less a discount ranging from 4.00% to 6.00%, based on the trading price of our common shares.  If the daily volume weighted average price of our common shares falls below the threshold price on any trading day during a draw down period, Azimuth will not be required to purchase the pro-rata portion of common shares allocated to that day.  However, at its election, Azimuth may buy the pro-rata portion of shares allocated to that day at the threshold price less the discount described above.

The 2010 Purchase Agreement also provides that from time to time and at our sole discretion we may grant Azimuth the right to exercise one or more options to purchase additional common shares during each draw down pricing period as specified by us.  Upon

Azimuth’s exercise of the option, we will sell to Azimuth our common shares subject to the option at a price equal to the greater of the daily volume weighted average price of our common shares on the day Azimuth notifies us of its election to exercise its option or the threshold price for the option determined by us, less a discount ranging from 4.00% to 6.00%.

In addition to our issuance of common shares to Azimuth pursuant to the 2010 Purchase Agreement, our Registration Statement on Form S–3 (File No.  333-148342) (the “Registration Statement”) also covers the sale of those shares from time to time by Azimuth to the public.  Azimuth is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act of 1933, as amended (the “Securities Act”).

Azimuth has informed us that it will use an unaffiliated broker-dealer to effectuate all sales, if any, of common shares that it may purchase from us pursuant to the 2010 Purchase Agreement.  Such sales will be made on the NASDAQ Global Market at prices and at terms then prevailing or at prices related to the then current market price.  Each such unaffiliated broker-dealer will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act.  Azimuth has informed us that each such broker-dealer will receive commissions from Azimuth which will not exceed customary brokerage commissions.  Azimuth also will pay other expenses associated with the sale of the common shares it acquires pursuant to the 2010 Purchase Agreement.

The common shares may be sold in one or more of the following manners:

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers; or

•	a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction.

Azimuth has agreed that during the term of and for a period of 90 days after the termination of the 2010 Purchase Agreement, neither Azimuth nor any of its affiliates will, directly or indirectly, sell any of our securities except the shares that it owns or has the right to purchase pursuant to the provisions of a draw down notice and the shares we agreed to issue to Azimuth upon execution of the 2010 Purchase Agreement.  Azimuth has agreed that during the period listed above it will not enter into a short position with respect to our common shares except that Azimuth may sell shares that it is obligated to purchase under a pending draw down notice but has not yet taken possession of so long as Azimuth covers any such sales with the shares purchased pursuant to such draw down notice.  Azimuth has further agreed that during the periods listed above it will not grant any option to purchase or acquire any right to dispose or otherwise dispose for value of any of our common shares or any securities convertible into, or exchangeable for, or warrants to purchase, any of our common shares, or enter into any swap, hedge or other agreement that transfers, in whole or in part, the economic risk of ownership of our common shares, except for the sales permitted by the prior two sentences.

In addition, Azimuth and any unaffiliated broker-dealer will be subject to liability under the federal securities laws and must comply with the requirements of the Securities Act and the Securities Exchange Act of 1934, including without limitation, Rule 10b-5 and Regulation M under the Exchange Act.  These rules and regulations may limit the timing of purchases and sales of common shares by Azimuth or any unaffiliated broker-dealer.  Under these rules and regulations, Azimuth and any unaffiliated broker-dealer:

•	may not engage in any stabilization activity in connection with our securities;

•
must furnish each broker which offers our common shares covered by the prospectus that is a part of our Registration Statement with the number of copies of such prospectus and any prospectus supplement which are required by each broker; and

•	may not bid for or purchase any of our securities or attempt to induce any person to purchase any of our securities other than as permitted under the Exchange Act.

These restrictions may affect the marketability of the common shares by Azimuth and any unaffiliated broker-dealer.

Subject to limited exceptions, we have agreed to indemnify and hold harmless Azimuth, each of its affiliates, employees, representatives and advisors and any unaffiliated broker-dealer and each person who controls Azimuth or any unaffiliated broker-dealer against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, any violation of law, rules, regulations or listing requirements by us in connection with the transactions contemplated by the 2010 Purchase Agreement or any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in our Registration Statement or the prospectus that forms a part of the Registration Statement, or any omission or alleged omission to state in the Registration Statement or the prospectus that forms a part of the Registration Statement or any issuer free writing prospectus or any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, unless made or omitted in reliance upon written information provided to us by Azimuth or any unaffiliated broker-dealer.

We have agreed to pay up to $50,000 of Azimuth’s attorneys’ fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Azimuth in connection with the preparation, negotiation, execution and delivery of the 2010 Purchase Agreement and related transaction documentation, and up to $12,500 each quarter during the term of the equity line to cover ongoing due diligence and review of documentation.  Further, we have agreed that if we issue a draw down notice and fail to deliver the shares to Azimuth on the applicable settlement date, and such failure continues for ten trading days, we will pay Azimuth partial damages in cash or restricted common shares, at the option of Azimuth.

Azimuth has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, an untrue statement, alleged untrue statement, omission or alleged omission, included in the prospectus that forms a part of our Registration Statement or any prospectus supplement or permitted free writing prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished by Azimuth to us for inclusion therein, or any omission or alleged omission to state in such prospectus, prospectus supplement or permitted free writing prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information provided to us by Azimuth.

Reedland Capital Partners, an Institutional Division of Financial West Group, member FINRA/SIPC (“Reedland”), is acting as placement agent in connection with the sale of our common shares to Azimuth under the 2010 Purchase Agreement.  We have agreed to pay Reedland, upon each such sale, a placement fee equal to 1.0% of the aggregate dollar amount of common shares purchased by Azimuth.  Subject to limited exceptions, we have agreed to indemnify and hold harmless Reedland and each person who controls Reedland against certain liabilities, including liabilities under the Securities Act.

In consideration of Azimuth’s execution and delivery of the 2010 Purchase Agreement, we agreed to issue 1,666,666 of our common shares to Azimuth upon execution of the 2010 Purchase Agreement.

The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.  Exhibits.

5.1                                             Legal Opinion of Conyers Dill & Pearman.

10.1.	Common Share Purchase Agreement, dated July 23, 2010, by and between XOMA Ltd. and Azimuth Opportunity Ltd.

99.1.	Press Release dated July 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2010	XOMA LTD.
	By:	/s/ Christopher J. Margolin
Christopher J. Margolin
Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Number                      Description

5.1. 10.1.	Legal Opinion of Conyers Dill & Pearman. Common Share Purchase Agreement, dated July 23, 2010, by and between XOMA Ltd. and Azimuth Opportunity Ltd.

99.1.	Press Release dated July 23, 2010.